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                               ING VARIABLE FUNDS
                ING VP Growth and Income Portfolio ("Portfolio")

                         Supplement Dated August 7, 2006
                     to the ADV Class, Class I, and Class S
                   Statement of Additional Information ("SAI")
                              dated April 28, 2006

Effective immediately, the principal investment strategies for the Portfolio have been revised to allow the Portfolio to invest up to 30% of its net assets in put and call options. Accordingly, the Portfolio's non-fundamental investment restrictions have been revised.

The Portfolio's ADV Class, Class I and Class S SAI is revised as follows:

     1. The first sentence of Footnote 8, found on page 16, to the table under the section entitled "Supplemental Description of Portfolio Investments and Risks" which begins on page 11, is deleted in its entirety and replaced with the following:

               (8) For purposes other than hedging, a Portfolio will invest no more than 5% of its assets in such instruments, except that ING VP Growth and Income Portfolio is not subject to this limitation with respect to the purchase or sale of put and call options on securities.

     2. Footnote 10, found on page 16, to the table under the section entitled "Supplemental Description of Portfolio Investments and Risks" which begins on page 11, is deleted in its entirety and replaced with the following:

               (10) Each Portfolio, except the ING VP Strategic Allocation
                    Portfolios and the ING VP Money Market Portfolio, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be designated to cover all put obligations. Except for ING VP Growth and Income Portfolio, no Portfolio may buy options if more than 3% of its assets immediately following such purchase would consist of put options. Except for ING VP Growth and Income Portfolio, a Portfolio may purchase call and sell put options on equity securities only to close out positions previously opened. The ING VP Strategic Allocation Portfolios are not subject to these restrictions. No Portfolio will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Portfolio may purchase put options when ING Investments or BlackRock believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

     PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE